Exhibit 99.1

Asure Announces Second Quarter 2024 Results

Reports Second Quarter Revenues of $28 Million

Recurring Revenues Grew 18% Versus Prior Year Second Quarter

AUSTIN, TX – August 1, 2024 – Asure Software, Inc. (“we”, “us”, “our”, “Asure” or the “Company”) (Nasdaq: ASUR), a leading provider of cloud-based Human Capital Management (“HCM”) software solutions, today reported results for the second quarter ended June 30, 2024.

Second Quarter 2024 Financial Highlights

•Revenue of $28 million, down $2.4 million (8% year over year) owing to a $6.5 million reduction in ERTC revenue
•Revenue (excluding ERTC revenue) of $27.5 million, up 18% from $23.3 million versus the same period of the prior year
•Recurring revenue of $27.1 million, up 18% year over year1
•Net loss of $4.4 million versus a net loss of $3.8 million during the same period of the prior year
•EBITDA(1) of $1.3 million versus $3.3 million during the same period of the prior year
•Adjusted EBITDA(1) of $4.1 million versus $6.1 million during the same period of the prior year
•Gross profit of $18.9 million versus $22.0 million during the same period of the prior year
•Non-GAAP gross profit(1) of $20.4 million (Non-GAAP gross margin(1) of 73%) versus $23.4 million (and 77% during the same period of the prior year)

First Half 2024 Financial Highlights

•Revenue of $59.7 million, down 6% from prior year first half
•Revenue (excluding ERTC revenue) of $58.2 million, up 13.5% from prior year first half
•Recurring revenue of $57.3 million, up 13% from prior year first half
•Recurring revenue (excluding ERTC revenue) of $57.3 million, up 13% from prior year first half
•Net loss of $4.7 million versus a net loss of $3.4 million in the prior year first half
•EBITDA(1) of $5.7 million versus $10.2 million in the prior year first half
•Adjusted EBITDA(1) of $10.9 million versus $14.3 million in the prior year first half
•Gross profit of $41.5 million versus $46.4 million in the prior year first half
•Non-GAAP gross profit(1) of $44.2 million (margin of 74%) versus $49.1 million (margin of 77%) in prior year first half

Recent Business Highlights

•Announced new agreement for Asure’s Payroll Tax Management platform with Vensure Employer Solutions, the largest privately held organization in the HR technology and service sector. This collaboration will deliver comprehensive payroll tax management services for Vensure’s PrismHR clients and Vensure’s internal operations.
•Acquired an applicant tracking system technology company, which enhances Asure’s product suite for small and medium size businesses. The highly rated applicant tracking system features an automated simple all in one hiring tool which includes services such as job ad writing powered by AI, automated interview scheduling and auto submission to major job posting sites.
•Signed a strategic partnership agreement with MyHRScreens, a premier provider of background screening services. This collaboration aims to expand access to comprehensive background screening solutions to small and mid-sized businesses, facilitating a safer and more efficient hiring process.
•Released Asure’s Annual HR Benchmark Report for small businesses. The comprehensive survey of more than 1,000 small and medium size businesses reveals that businesses prioritizing human resources (HR) best practices significantly outperform their peers, underscoring the critical role of strategic people management in fostering business success.

[1] There was no comparison of recurring revenue excluding ERTC revenue in Q2 since there was no ERTC revenue in recurring revenue during Q2 2024 or Q2 2023.
(1) This financial measure is not calculated in accordance with GAAP and is defined on page 3 of this press release. A reconciliation of this non-GAAP measure to the most applicable GAAP measure begins on page 10 of this release.

1

Management Commentary

Asure Chairman and CEO Pat Goepel commented “I’m pleased with our second quarter performance as our 18% growth in recurring revenue was made up of a healthy balance of both organic and inorganic, just as we laid out in our 2024 guidance.

“Demand for our products remains high and our go-to-market teams continue to bring on new customers, large and small, as evidenced by our backlog more than doubling versus the year ago period. We remain focused on continuing the growth of our company and to support our efforts, we continue to enhance our technology, add valuable Asure MarketplaceTM partnerships, and execute on our acquisition plan. We have made very good progress this year with all these initiatives. We believe our recent partnership announcement with MyHRScreens and the acquisition of an applicant tracking technology strengthens our product solution suite for our small and medium sized business clients. We are also pleased to see accelerated momentum with our Payroll Tax Management solution where we continue to win enterprise level deals.”

Third Quarter 2024 and Full Year 2024 Revenue Guidance Ranges

The Company is providing the following guidance for the third quarter 2024 and full year 2024 based on the Company’s year-to-date results and recent business trends. Management is updating full year 2024 guidance range to $123M-$129M. This expanded range is the result of variability in the timing of closing and implementing both large enterprise arrangements and anticipated acquisitions.

Guidance for 2024

Guidance Range	Q3-2024	FY-2024
Revenue	$30.0M – 33.0M	$123.0M –129.0M
Adjusted EBITDA(1)	$6.0M –7.0M	20% – 21%

Management uses GAAP, non-GAAP and adjusted measures when planning, monitoring, and evaluating the Company’s performance. The primary purpose of using non-GAAP and adjusted measures are to provide supplemental information that may prove useful to investors and to enable investors to evaluate the Company’s results in the same way management does.

Management believes that supplementing GAAP disclosures with non-GAAP and adjusted disclosures provides investors with a more complete view of the Company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the Company’s business. Further, to the extent that other companies use similar methods in calculating adjusted financial measures, the provision of supplemental non-GAAP and adjusted information can allow for a comparison of the Company’s relative performance against other companies that also report non-GAAP and adjusted operating results.

Management has not provided a reconciliation of guidance of GAAP to non-GAAP or adjusted disclosures because management is unable to predict the nature and materiality of non-recurring expenses without unreasonable effort.

Management’s projections are based on management’s current beliefs and assumptions about the Company's business, and the industry and the markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2024 earnings guidance, whether as a result of new information, future events or otherwise. Please refer to the “Use of Forward-Looking Statements” disclosures on page 5 of this press release as well as the risk factors in our quarterly and annual reports on file with the Securities and Exchange Commission for more information about risk that affect our business and industry.

Conference Call Details

Asure management will host a conference call on Thursday, August 1, 2024, at 3:30 pm Central (4:30 pm Eastern). Asure Chairman and CEO Pat Goepel and CFO John Pence will participate in the conference call followed by a question-and-answer session. The conference call will be broadcast live and available for replay via the investor relations section of the Company’s website. Analysts may participate on the conference call by dialing 877-407-9219 or 201-689-8852.

(1) This financial measure is not calculated in accordance with GAAP and is defined on page 3 of this press release. A reconciliation of this non-GAAP measure to the most applicable GAAP measure begins on page 10 of this release.

2

About Asure Software, Inc.

Asure Software (Nasdaq: ASUR) is a leading provider of Human Capital Management (“HCM”) software solutions. We help small and mid-sized companies grow by assisting them in building better teams with skills to stay compliant with ever-changing federal, state, and local tax jurisdictions and labor laws, and better allocate cash so they can spend their financial capital on growing their business rather than back-office overhead expenses. Asure’s Human Capital Management suite, named AsureHCM®, includes cloud-based Payroll, Tax Services, and Time & Attendance software and Asure Marketplace™ as well as human resources (“HR”) services ranging from HR projects to completely outsourcing payroll and HR staff. We also offer these products and services through our network of reseller partners. Visit us at asuresoftware.com.

Non-GAAP and Adjusted Financial Measures

This press release includes information about non-GAAP gross profit, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP research and development expense, EBITDA, EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin. These non-GAAP and adjusted financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP and adjusted financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s Condensed Consolidated Financial Statements prepared in accordance with GAAP. Non-GAAP and adjusted financial measures are reconciled to GAAP in the tables set forth in this release and are subject to reclassifications to conform to current period presentations.

Non-GAAP gross profit differs from gross profit in that it excludes amortization, share-based compensation, and one-time items.

Non-GAAP sales and marketing expense differs from sales and marketing expense in that it excludes share-based compensation and one-time items.

Non-GAAP general and administrative expense differs from general and administrative expense in that it excludes share-based compensation and one-time items.

Non-GAAP research and development expense differs from research and development expense in that it excludes share-based compensation and one-time items.

EBITDA differs from net income (loss) in that it excludes items such as interest, income taxes, depreciation, and amortization. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

Adjusted EBITDA differs from EBITDA in that it excludes share-based compensation, other income (expense), net and one-time expenses. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

All adjusted and non-GAAP measures presented as “margin” are computed by dividing the applicable adjusted financial measure by total revenue.

Specifically, as applicable to the respective financial measure, management is adjusting for the following items when calculating non-GAAP and adjusted financial measures as applicable for the periods presented. No additional adjustments have been made for potential income tax effects of the adjustments based on the Company’s current and anticipated de minimis effective federal tax rate, resulting from the Company’s continued losses for federal tax purposes and its tax net operating loss balances.

Share-Based Compensation Expenses. The Company’s compensation strategy includes the use of share-based compensation to attract and retain employees and executives. It is principally aimed at aligning their interests with those of our stockholders and at long-term employee retention, rather than to motivate or reward operational performance for any particular period. Thus, share-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

Depreciation. The Company excludes depreciation of fixed assets. Also included in the expense is the depreciation of capitalized software costs.

Amortization of Purchased Intangibles. The Company views amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, customer lists and customer relationships, and acquired lease intangibles, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

Interest Expense, Net. The Company excludes accrued interest expense, the amortization of debt discounts and deferred financing costs.

Income Taxes. The Company excludes income taxes, both at the federal and state levels.

One-Time Expenses. The Company’s adjusted financial measures exclude the following costs to normalize comparable reporting periods, as these are generally non-recurring expenses that do not reflect the ongoing operational results. These items are typically not budgeted and are infrequent and unusual in nature.

Settlements, Penalties and Interest. The Company excludes legal settlements, including separation agreements, penalties and interest that are generally one-time in nature and not reflective of the operational results of the business.

Acquisition and Transaction Related Costs. The Company excludes these expenses as they are transaction costs and expenses that are generally one-time in nature and not reflective of the underlying operational results of our business. Examples of these types of expenses include legal, accounting, regulatory, other consulting services, severance and other employee costs.

Other non-recurring Expenses. The Company excludes these as they are generally non-recurring items that are not reflective of the underlying operational results of the business and are generally not anticipated to recur. Some examples of these types of expenses, historically, have included write-offs or impairments of assets, demolition of office space and cybersecurity consultants.

Other (Expense) Income, Net. The Company’s adjusted financial measures exclude Other (Expense) Income, Net because it includes items that are not reflective of the underlying operational results of the business, such as loan forgiveness, adjustments to contingent liabilities and credits earned as part of the CARES Act, passed by Congress in the wake of the coronavirus pandemic.

Use of Forward-Looking Statements

This press release contains certain statements made by management that may constitute “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements about our financial results may include expected or projected U.S. GAAP and other operating and non-operating results. The words “believe,” “may,” “will,” “estimate,” “projects,” “anticipate,” “intend,” “expect,” “should,” “plan,” and similar expressions are intended to identify forward-looking statements. Examples of “forward-looking statements” include statements we make regarding our operating performance, future results of operations and financial position, revenue growth, earnings or other projections. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions, over many of which we have no control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include—but are not limited to— the expiration of major revenue streams such as Employee Retention Tax Credits (“ERTC”) and the impact of the Internal Revenue Service (“IRS”) recent measures regarding Employee Retention Tax Credits claims; risks associated with breaches of the Company’s security measures; risks associated with the Company’s rate of growth and anticipated revenue run rate, including impact of the current economic environment; the Company’s ability to convert deferred revenue and unbilled deferred revenue into revenue and cash flow, and ability to maintain continued growth of deferred revenue and unbilled deferred revenue; privacy concerns and laws and other regulations may limit the effectiveness of our applications; the financial and other impact of any previous and future acquisitions; the Company’s ability to continue to release, gain customer acceptance of and provide support for new and improved versions of the Company’s services; successful customer deployment and utilization of the Company’s existing and future services; interruptions to supply chains and extended shut down of businesses; issues in the use of artificial intelligence in our HCM products and services; political unrest, including the current issues between Russia and Ukraine and the ongoing conflict between Israel and Hamas; reductions in employment and an increase in business failures, specifically among our clients; possible fluctuations in the Company’s financial and operating results; regulatory pressures on economic relief enacted as a result of the COVID-19 pandemic that change or cause different interpretations with respect to eligibility for such programs; domestic and international regulatory developments, including changes to or applicability to our business of privacy and data securities laws; money transmitter laws and anti-money laundering laws; technological developments; the nature of the Company’s business model; interest rates; competition; various financial aspects of the Company’s subscription model; impairment of intangible assets; interruptions or delays in the Company’s services or the Company’s Web hosting; access to additional capital; the Company’s ability to hire, retain and motivate employees and manage the Company’s growth; litigation and any related claims, negotiations and settlements, including with respect to intellectual property matters or industry-specific regulations; volatility and weakness in bank and capital markets; factors affecting the Company’s deferred tax assets and ability to value and utilize them; volatility and low trading volume of our common stock; collection of receivables; and general developments in the economy, financial markets, credit markets and the impact of current and future accounting pronouncements and other financial reporting standards. Please review the Company’s risk factors in its annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2024 and its quarterly report on Form 10-Q filed with the SEC on August 1, 2024.

The forward-looking statements, including the financial guidance and 2024 outlook, contained in this press release represent the judgment of the Company as of the date of this press release, and the Company expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations with regard to these forward looking statements or any change in events, conditions or circumstances on which any such statements are based.

© 2024 Asure Software, Inc. All rights reserved.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(Unaudited)

	June 30, 2024	December 31, 2023

ASSETS
Current assets:
Cash and cash equivalents	$20,736	$30,317
Accounts receivable, net of allowance for credit losses of $5,469 and $4,787 at June 30, 2024 and December 31, 2023, respectively	16,273	14,202
Inventory	263	155
Prepaid expenses and other current assets	4,636	3,471
Total current assets before funds held for clients	41,908	48,145
Funds held for clients	190,438	219,075
Total current assets	232,346	267,220
Property and equipment, net	17,189	14,517
Goodwill	86,011	86,011
Intangible assets, net	70,319	62,082
Operating lease assets, net	4,484	4,991
Other assets, net	9,769	9,047
Total assets	$420,118	$443,868
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of notes payable	$18	$27
Accounts payable	1,240	2,570
Accrued compensation and benefits	3,540	6,519
Operating lease liabilities, current	1,537	1,490
Other accrued liabilities	7,524	3,862
Deferred revenue	3,030	6,853
Total current liabilities before client fund obligations	16,889	21,321
Client fund obligations	191,794	220,019
Total current liabilities	208,683	241,340
Long-term liabilities:
Deferred revenue	3,224	16
Deferred tax liability	1,983	1,728
Notes payable, net of current portion	5,985	4,282
Operating lease liabilities, noncurrent	4,029	4,638
Other liabilities	683	209
Total long-term liabilities	15,904	10,873
Total liabilities	224,587	252,213
Stockholders’ equity:
Preferred stock, $0.01 par value; 1,500 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 44,000 shares authorized; 25,918 and 25,382 shares issued, 25,918 and 24,998 shares outstanding at March 31, 2024 and December 31, 2023, respectively	259	254
Treasury stock at cost, zero(1) and 384 shares at March 31, 2024 and December 31, 2023, respectively	—	(5,017)
Additional paid-in capital	496,743	487,973
Accumulated deficit	(300,121)	(290,440)
Accumulated other comprehensive loss	(1,350)	(1,115)
Total stockholders’ equity	195,531	191,655
Total liabilities and stockholders’ equity	$420,118	$443,868
(1) The aggregate Treasury stock of prior repurchases of the Company's own common stock was retired and subsequently issued effective January 1, 2024. See the Condensed
Consolidated Statement of Changes in Stockholders' Equity for the impact of this transaction.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Revenue:
Recurring	$27,051	$22,960	$57,324	$50,916
Professional services, hardware and other	993	7,460	2,372	12,568
Total revenue	28,044	30,420	59,696	63,484
Cost of sales	9,176	8,402	18,221	17,066
Gross profit	18,868	22,018	41,475	46,418
Operating expenses:
Sales and marketing	6,924	8,515	14,691	15,715
General and administrative	10,118	10,336	20,181	20,292
Research and development	1,962	1,325	3,731	3,304
Amortization of intangible assets	4,046	3,294	7,495	6,596
Total operating expenses	23,050	23,470	46,098	45,907
(Loss) income from operations	(4,182)	(1,452)	(4,623)	511
Interest income	261	230	597	578
Interest expense	(208)	(1,823)	(388)	(4,116)
Other (expense) income, net	—	(93)	10	(9)
Loss from operations before income taxes	(4,129)	(3,138)	(4,404)	(3,036)
Income tax expense	231	627	264	390
Net loss	(4,360)	(3,765)	(4,668)	(3,426)
Other comprehensive loss:
Unrealized income (loss) on marketable securities	9	(493)	(235)	(12)
Comprehensive loss	$(4,351)	$(4,258)	$(4,903)	$(3,438)

Basic and diluted loss per share
Basic	$(0.17)	$(0.18)	$(0.18)	$(0.17)
Diluted	$(0.17)	$(0.18)	$(0.18)	$(0.17)

Weighted average basic and diluted shares
Basic	25,840	20,651	25,587	20,500
Diluted	25,840	20,651	25,587	20,500

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Six Months Ended June 30,
	2024	2023

Cash flows from operating activities:
Net loss	$(4,668)	$(3,426)
Adjustments to reconcile loss to net cash (used) in provided by operations:
Depreciation and amortization	10,359	9,675
Amortization of operating lease assets	677	775
Amortization of debt financing costs and discount	302	355
Non-cash interest expense	—	1,431
Net accretion of discounts on available-for-sale securities	(170)	(31)
Provision for expected losses	107	1,873
Provision for deferred income taxes	255	86
Net realized gains on sales of available-for-sale securities	(1,294)	(1,024)
Share-based compensation	3,390	2,919
Loss on disposals of long-term assets	—	92
Change in fair value of contingent purchase consideration	—	(69)
Changes in operating assets and liabilities:
Accounts receivable	(2,178)	(6,379)
Inventory	(108)	118
Prepaid expenses and other assets	(1,636)	4,520
Operating lease right-of-use assets	98	189
Accounts payable	(1,330)	(830)
Accrued expenses and other long-term obligations	(1,858)	928
Operating lease liabilities	(374)	(485)
Deferred revenue	(3,291)	(4,621)
Net cash (used) in provided by operating activities	(1,719)	6,096
Cash flows from investing activities:
Acquisition of intangible asset	(4,097)	—
Purchases of property and equipment	(375)	(1,020)
Software capitalization costs	(5,042)	(3,301)
Purchases of available-for-sale securities	(6,462)	(18,885)
Proceeds from sales and maturities of available-for-sale securities	8,617	5,940
Net cash used in investing activities	(7,359)	(17,266)
Cash flows from financing activities:
Payments of notes payable	—	(643)
Payments made on amounts due for the acquisition of intangible assets	(236)	—
Net proceeds from issuance of common stock	572	2,266
Capital raise fees	(46)	—
Net change in client fund obligations	(28,225)	(17,225)
Net cash used in financing activities	(27,935)	(15,602)
Net decrease in cash and cash equivalents	(37,013)	(26,772)
Cash and cash equivalents, beginning of period	177,622	164,042
Cash and cash equivalents, end of period	$140,609	$137,270

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
(Unaudited)

	Six Months Ended June 30,
	2024	2023

Reconciliation of cash and cash equivalents to the Condensed Consolidated Balance Sheets
Cash and cash equivalents	$20,736	$21,613
Cash and cash equivalents included in funds held for clients	119,873	115,657
Total cash and cash equivalents	$140,609	$137,270

Supplemental information:
Cash paid for interest	$—	$2,119
Cash paid for income taxes	$—	$466

Non-cash investing and financing activities:
Acquisition of intangible assets	$5,450	$954
Notes payable issued for acquisitions	$1,423	$—
Shares issued for acquisitions	$4,863	$—

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES
(unaudited)

(in thousands)	Q2-24	Q1-24	Q4-23	Q3-23	Q2-23	Q1-23	Q4-22	Q3-22
Revenue(1)	$28,044	$31,652	$26,264	$29,334	$30,420	$33,064	$29,292	$21,903

Gross Profit to non-GAAP Gross Profit
Gross Profit	$18,868	$22,607	$17,839	$21,280	$22,018	$24,400	$21,139	$13,647
Gross Margin	67.3%	71.4%	67.9%	72.5%	72.4%	73.8%	72.2%	62.3%

Share-based Compensation	43	40	32	28	46	31	34	38
Depreciation	1,145	1,110	921	984	1,309	1,009	871	860
Amortization - intangibles	50	50	50	50	50	268	298	296
One-time expenses
Settlements, penalties & interest	3	—	(6)	8	—	4	3	38
Acquisition and transaction costs	264	39	—	—	—	—	—	—
Non-GAAP Gross Profit	$20,373	$23,846	$18,836	$22,350	$23,423	$25,712	$22,345	$14,879
Non-GAAP Gross Margin	72.6%	75.3%	71.7%	76.2%	77.0%	77.8%	76.3%	67.9%

Sales and Marketing Expense to non-GAAP Sales and Marketing Expense
Sales and Marketing Expense	$6,924	$7,767	$6,422	$6,597	$8,515	$7,200	$6,022	$4,752

Share-based Compensation	237	243	180	210	149	124	93	90
Depreciation	—	1	1	—	—	—	—	—
One-time expenses
Settlements, penalties & interest	5	18	6	30	4	11	—	—
Acquisition and transaction costs	37	11	—	—	—	—	—	—
Other non-recurring expenses	—	—	—	—	180	—	—	—
Non-GAAP Sales and Marketing Expense	$6,645	$7,494	$6,235	$6,357	$8,182	$7,065	$5,929	$4,662

General and Administrative Expense to non-GAAP General and Administrative Expense
General and Administrative Expense	$10,118	$10,063	$9,747	$9,294	$10,336	$9,956	$9,720	$8,023

Share-based Compensation	1,122	1,535	980	936	1,298	1,142	641	590
Depreciation	256	251	225	200	234	210	168	149
One-time expenses
Settlements, penalties & interest	304	98	284	101	432	102	34	15
Acquisition and transaction costs	245	57	51	—	—	—	—	—
Other non-recurring expenses	—	86	53	—	453	—	—	—
Non-GAAP General and Administrative Expense	$8,191	$8,036	$8,154	$8,057	$7,919	$8,502	$8,877	$7,269

Research and Development Expense to non-GAAP Research and Development Expense
Research and Development Expense	$1,962	$1,769	$1,739	$1,803	$1,325	$1,979	$1,627	$1,230

Share-based Compensation	86	85	69	76	89	40	70	80
One-time expenses
Settlements, penalties & interest	27	31	—	—	—	—	25	3
Acquisition and transaction costs	369	147	—	—	—	—	—	—
Non-GAAP Research and Development Expense	$1,480	$1,506	$1,670	$1,727	$1,236	$1,939	$1,532	$1,147

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES (cont.)
(unaudited)

(in thousands)	Q2-24	Q1-24	Q4-23	Q3-23	Q2-23	Q1-23	Q4-22	Q3-22
Revenue(1)	$28,044	$31,652	$26,264	$29,334	$30,420	$33,064	$29,292	$21,903

GAAP Net (Loss) Income to Adjusted EBITDA
GAAP Net (Loss) Income	$(4,360)	$(308)	$(3,582)	$(2,206)	$(3,765)	$339	$(1,056)	$(4,533)

Interest expense, net	(53)	(156)	(24)	782	1,593	1,944	1,429	1,122
Income taxes	231	33	(158)	(123)	627	(237)	(94)	102
Depreciation	1,402	1,361	1,148	1,185	1,542	1,219	1,039	1,009
Amortization - intangibles	4,096	3,499	3,743	3,384	3,343	3,570	3,648	3,646
EBITDA	$1,316	$4,429	$1,127	$3,022	$3,340	$6,835	$4,966	$1,346
EBITDA Margin	4.7%	14.0%	4.3%	10.3%	11.0%	20.7%	17.0%	6.1%

Share-based Compensation	1,488	1,902	1,260	1,251	1,582	1,337	838	798
One Time Expenses
Settlements, penalties & interest	339	147	283	140	436	117	62	56
Acquisition and transaction costs	914	254	51	—	—	—	—	—
Other non-recurring expenses	—	86	53	—	633	—	—	—
Other (expense) income, net	—	(10)	1	1,800	93	(83)	139	(399)
Adjusted EBITDA	$4,057	$6,808	$2,775	$6,213	$6,084	$8,206	$6,005	$1,801
Adjusted EBITDA Margin	14.5%	21.5%	10.6%	21.2%	20.0%	24.8%	20.5%	8.2%

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

Investor Relations Contact
Patrick McKillop
Vice President, Investor Relations
617-335-5058
patrick.mckillop@asuresoftware.com